ACRES Commercial Realty Corp. Fourth Quarter 2022 Earnings Presentation March 2, 2023 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: ACRESREIT.COM changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on its investments; the performance and financial condition of its borrowers; the cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in its business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the degree and nature of its competition; the resolution of its non-performing and sub-performing assets; the outbreak of widespread contagious disease, such as the novel coronavirus, COVID-19; the Company’s ability to comply with financial covenants in its debt instruments; the adequacy of its cash reserves and working capital; the timing of cash flows, if any, from its investments; unanticipated increases in financial and other costs, including a rise in interest rates; our ability to maintain compliance with over-collateralization and interest coverage tests in our collateralized debt obligations (“CDOs”) and/or collateralized loan obligations (“CLOs”); its dependence on ACRES Capital, LLC, its “Manager”, and ability to find a suitable replacement in a timely manner, or at all, if its Manager or the Company were to terminate the management agreement; environmental and/or safety requirements; its ability to satisfy complex rules in order for ACR to qualify as a real estate investment trust (“REIT”), for federal income tax purposes and qualify for its exemption under the Investment Company Act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors in its Annual Report on Form 10-K for the year ended December 31, 2021 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission.

Disclaimer (continued) ACRESREIT.COM Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Commencing with the Company’s financial results for the quarter ended March 31, 2022, Earnings Available for Distribution (“EAD”), which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with GAAP, has replaced the Company’s prior presentation of Core Earnings. In addition, Core Earnings results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. Please refer to page 26 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended December 31, 2022. Definitions Refer to page 30 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, GAAP Book Value, and other key terms. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Fourth Quarter 2022 Highlights Manager is focused on delivering shareholder value through earnings growth and share repurchases Earnings and capital gains can be retained through tax assets to increase book value ACRESREIT.COM 75% ($0.87) / $0.60 $117.6M $74.6M $18.8M (0.91% of Loan Portfolio) Year over Year increase of $0.67 to $24.54 Refer to page 26 for the reconciliation of Net income (loss), a GAAP financial measure, to EAD, a non-GAAP financial measure Book value is down $0.54 per share from previous quarter Delivering Increase to Book Value (2) CECL Reserve at December 31, 2022 4Q Net CRE Loan Payoffs Per Share GAAP Net Loss / EAD (1) Total Liquidity at December 31, 2022 Percentage of Multifamily-focused CRE in Loan Portfolio

Results for Quarter Ended December 31, 2022

Results and Recent Developments Financial Results GAAP net loss for Q4 2022: ($0.87), and includes: $(1.28) due to $11M provision for CECL reserves, primarily attributable to the negative impact of macroeconomic factors focused on expected increases in inflation, energy costs and interest rates, and a full, specific reserve on our remaining mezzanine loan with a par value of $4.7M Earnings Available for Distribution (“EAD”) (previously labeled Core Earnings)(1): $0.60 Book Value GAAP book value: $24.54, down 2.2% from $25.08 in the third quarter of 2022 and up 2.8% from $23.87 in the fourth quarter of 2021 Annual increase of 15.8% since ACRES acquisition in Q3 2020 CRE Loan Activity & CRE Portfolio $2.1B CRE loan portfolio comprising 82 loans with a weighted average LTV of 73% $18.0M of CRE loan originations and $114.6M of loan repayments 5% of CRE loan portfolio is rated 4 or 5 98% of the par value of the CRE loan portfolio is current on payment Capitalization & Liquidity Non-recourse, non-mark-to-market CLO financings comprised 74% of asset-specific borrowings Total liquidity of $117.6M at December 31, 2022 ACRESREIT.COM (1) Refer to page 26 for the reconciliation of Net income (loss), a GAAP financial measure, to EAD, a non-GAAP financial measure

Summary of Changes to GAAP Book Value per Share GAAP Book Value - Sep ‘22 GAAP Book Value - Dec ‘22 Other Comprehensive Income Stock Repurchases (1) GAAP Net Loss Equity Compensation and Vested Shares ACRESREIT.COM (1) As of December 31, 2022, $12.8 million, or 1.1 million shares, were repurchased under the board authorized plan

CRE Loan Activity and CRE Portfolio

Deployment Progress ACRESREIT.COM CRE Loan Production, at Par $ in Millions 4th Quarter 2022 3rd Quarter 2022 2nd Quarter 2022 1st Quarter 2022 12 Mos. Ended Dec. 31, 2022 (1) New CRE floating-rate loan commitments $18.0 $181.3 $311.7 $99.9 $610.8 Sales, payoffs and paydowns (114.6) (83.5) (109.2) (92.3) (399.6) Future fundings 22.7 16.4 16.6 10.7 66.4 New unfunded loan commitments (0.7) (44.3) (39.8) (2.8) (87.6) Net CRE loan (repayments) fundings $(74.6) $69.9 $179.3 $15.5 $190.0 New CRE loans: Weighted average LTV 67% 61% 73% 69% 69% Weighted average coupon 1M BR + 4.80% 1M BR + 6.04% 1M BR + 3.79% 1M BR + 3.37% 1M BR + 4.33% Weighted average BR floor 4.32% 2.18% 0.61% 0.08% 1.05% Year to date totals include adjustments for rounding

Production, Payoff and Paydown Detail ACRESREIT.COM New Loan Production in the 4th Qtr. 2022 W. Avg. Coupon Rate Commitments Multifamily (1 Loan) 1M BR (4.32% floor) + 4.80% $18.0 Loan Payoffs & Paydowns in the 4th Qtr. 2022 W. Avg. Months on Balance Sheet W. Avg. Coupon Rate Payoffs & Paydowns Payoffs Multifamily (5 Loans) 26 1M BR (0.79% floor) + 4.30% $88.8 Hotel (1 Loan) 18 1M BR (0.50% floor) + 5.50% 15.4 Self Storage (1 Loan) 17 1M BR (0.25% floor) + 5.25% 8.3 W. Avg/Total (7 Loans) 25 months 1M BR (0.71% floor) + 4.53% $112.5 Paydowns 2.1 Total Payoffs & Paydowns $114.6 ($ in Millions) ($ in Millions)

CRE Loan Portfolio Overview ACRESREIT.COM $ in Millions Dec. 31, 2022 Sep. 30, 2022 Jun. 30, 2022 Mar. 31, 2022 CRE whole loans, floating-rate $2,052.9 $2,125.9 $2,070.0 $1,891.7 CRE mezzanine loan (1) 4.7 4.7 4.7 4.7 Total loans held for investment amortized cost $2,057.6 $2,130.6 $2,074.7 $1,896.4 Allowance for credit losses (18.8) (7.8) (5.2) (4.7) Total loans held for investment carrying value $2,038.8 $2,122.8 $2,069.5 $1,891.7 Weighted Averages CRE whole loans, floating-rate (2) 1M BR + 3.78% 1M BR + 3.76% 1M BR + 3.61% 1M BR + 3.67% 1M BR Floor (1) 0.68% 0.67% 0.62% 0.66% Total CRE loan portfolio LTV 73% 72% 72% 72% Total number of CRE Loans 82 88 89 89 Fully reserved at December 31, 2022 One-month benchmark rates at December 31, 2022 for SOFR and LIBOR were 4.36% and 4.39%, respectively

CRE Loan Portfolio Maturity Profile ACRESREIT.COM Fully Extended Loan and Interest Rate Cap Maturities ($ in millions at par) Fully extended weighted average loan maturity of 3.6 years (1)(2) 89% of the par value of the portfolio has interest rate caps in place at December 31, 2022 (3) Excludes loans in default at December 31, 2022 Fully-extended maturity basis assumes borrower elects and qualifies for all extensions Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the CRE loan portfolio

CRE Loan Portfolio LTV ACRESREIT.COM

CRE Loan Portfolio Diversification ACRESREIT.COM Pacific 9.4% Mountain 16.2% West North Central 3.1% Southwest 23.2% Southeast 21.5% East North Central 6.1% Mid Atlantic 12.2% Northeast 8.3% Top State Concentration Metrics: Texas: 23.2% Florida: 16.4% Arizona: 11.2% New York: 6.3% South Carolina: 5.7% Property Type Interest Rate Type (2) Balance by Region (1) Based on the regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF) CRE Portfolio includes one fixed rate loan with no carrying value at December 31, 2022

CRE Loan Portfolio Risk Ratings ACRESREIT.COM Percentage of Principal at December 31, 2022 vs. September 30, 2022 0 65 72 12 10 3 5 2 1 Number of loans: 95% of ACR’s loans have a risk rating of 2 or 3 that are performing in line or near underwritten expectations (1) All but three of ACR’s 82 loans are current on contractual payments through December 31, 2022 Rating 3 Rating 4 (1) See page 31 for additional information on the risk rating definitions

Benchmark Rate Floor Trend ACRESREIT.COM BR Floor Trend by Weighted Average Floor Pool

Benchmark Sensitivity Analysis Trend ACRESREIT.COM The recent increases to benchmark rates on net interest income have returned our match-financed investment portfolio to having a direct correlation to the rise or fall in interest rates Change to a positive correlation to net interest income assuming a 1.00% increase to BRs BR Change Quarterly Net Interest Income per Share Sensitivity to Changes in BRs at December 31, 2021 Decreased to 0.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00% BR Change Quarterly Net Interest Income per Share Sensitivity to Changes in BRs at December 31, 2022 Decreased 1.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00%

Investments in Real Estate Properties ACRESREIT.COM $138.9 million of net investments in real estate and properties held for sale (1)(2) Office $14.6M (3) 99K SF Class A office / life science/ lab space Equity investment in the northeast region Lease up as life science / lab building Acquired in October 2021 Multifamily $14.2M (3) 12-acre parcel of land for multifamily development Equity investment in the northeast region Development of a multifamily complex Acquired in November 2021 Hotel $38.6M (3) 388-key hotel next to a convention center Equity investment in the east north central region Conversion to a Hilton hotel and stabilization Acquired in April 2022 Investments in real estate comprise six properties, four of which are held at depreciated/amortized cost basis and two of which are held for sale at lower of cost or fair value. Subsequent to December 31, 2022, one of the properties held for sale (not pictured above) was sold Depreciation and amortization expense is $811,000 for the 4th quarter of 2022 and total depreciation and amortization expense of $5.1 million for 2022 Represents value on date of acquisition Student Housing $13.0M (3) Existing structure and development of adjacent lot Equity investment in the southeast region Value add and development project Acquired in April 2022 Construction commenced in the first quarter of 2023 Hotel $39.8M (3) 279-key hotel next to a convention center Equity via lending activities in the northeast region Acquired the deed in November 2020 Reclassified to held for sale as of September 30, 2022

Capitalization and Liquidity

Summary Capitalization $580.2 million of availability at December 31, 2022 (2) ACRESREIT.COM $ in Millions Capitalization (1) Maximum Capacity Amount Availability W. Avg. Coupon Leverage Ratio Term warehouse financing facilities (2) $500.0 $328.3 $170.0 6.85% 0.8x Senior secured financing facility (2) 500.0 87.9 408.5 BR + 3.62% 0.2x Mortgage payable (2) 20.4 18.2 1.7 BR + 3.80% - Senior unsecured notes 150.0 147.5 - 5.75% 0.3x Trust preferred securities 51.5 51.5 - BR + 3.95% 0.1x Total recourse debt $1,221.9 $633.4 $580.2 1.4x Securitizations (2) (non-MTM) 1,233.6 1,233.6 - BR + 1.63% 2.8x Total leverage (3) $2,455.5 $1,867.0 $580.2 4.2x Preferred equity 226.5 8.26% Common equity (4) 214.8 Total capitalization $2,308.3 6.50% WACC For additional details, please refer to the Company’s Liquidity and Capital Resources discussion in its 10-K and subsequent public securities filings Asset-specific borrowings total $1.7 billion, of which securitizations are 74% Includes $17.8 million of unamortized deferred debt issuance costs and discounts on borrowings Includes $5.8 million of non-controlling interests

Historical Leverage Ratios Recourse Debt Leverage Ratio ACRESREIT.COM Historical Leverage Ratios

Liquidity at December 31, 2022 CRE Term and Senior Secured Facilities Estimated Unfinanced Proceeds (1) ($ in Millions) ACRESREIT.COM Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities

Appendix

Consolidated Balance Sheets ACRESREIT.COM

Consolidated Statements of Operations ACRESREIT.COM

Earnings Available for Distribution (1) ACRESREIT.COM The following table provides a reconciliation from GAAP net (loss) income allocable to common shares to Earnings Available for Distribution (previously labeled Core Earnings) allocable to common shares, a non-GAAP measure, for the periods presented: See page 30 for additional information In March 2021, the remaining CMBS portfolio was sold for $3.0 million, representing a total realized loss of $5.2 million that was included in EAD during the year ended December 31, 2021. Unrealized gain on core activities includes the unrealized gains on the CMBS portfolio, which were excluded from EAD In November 2021, one CRE whole loan was sold for proceeds, net of costs, of $7.6 million, representing a total realized loss of $1.7 million that was included in EAD during the year ended December 31, 2021

CECL Trend Analysis Chart ACRESREIT.COM ACR’s CECL reserve as a percentage of the total CRE loan portfolio has declined from 4Q20 as ACR (i) increased its percentage of multifamily loans and (ii) simultaneously reduced its portfolio percentage of loans originated prior to 4Q20 (“Pre-Covid Loans”) (1)(2) Percentages based on total CRE loans at par, except for the multifamily percentage, which is based on total carrying value of the CRE loans For the three months ended December 31, 2022, the CECL reserve increased due to macroeconomic factors and the specific reserve on our remaining mezzanine loan

Illustrative Earnings Potential (1) ACRESREIT.COM Projected Maximum CRE Loan Portfolio Size & GAAP EPS & EAD per Share Projected maximum CRE loan portfolio size $2,100.0 $2,500.0 Target range of asset-specific leverage 3.7x 4.6x Illustrative return on net deployable capital 14.0% 16.0% CRE net interest income $68.1 $77.7 Less: general & administrative (10.6) (10.6) Less: base and incentive management fees (7.7) (9.5) Less: corporate interest expense (13.5) (13.5) Less: net REO and other GAAP activities (2.3) (5.9) Less: preferred dividends (19.4) (19.4) Illustrative GAAP earnings $14.6 $18.8 Add: other GAAP activities 7.3 10.9 Illustrative EAD $21.9 $29.7 Fully diluted share count 8.7 8.7 GAAP EPS $1.67 $2.17 EAD EPS $2.52 $3.42 (In millions, except percentages and per share data) ACR has presented this slide for illustrative purposes only. The illustrative earnings potential is based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR’s control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 32 for further details and assumptions. The chart below is meant to display the illustrative earnings potential of the Company. It is not meant to represent performance guidance for any period. (In millions, except per share data)

Projected Book Value & Common Stock Growth(1) ~$27.00 ACRESREIT.COM Impact of OPERATING loss carryforwards on BV Impact of CAPITAL loss carryforwards on BV Proj. Stock Price per Share Projected BV Growth Under Multiple Scenarios ACR’s strategy is to drive book value (“BV”) growth over the coming years, with a 35.6% increase in book value since ACRES acquisition in the 3rd quarter of 2020 Projected OPERATING loss carryforwards of $46.6M, expected to be fully utilized Projected CAPITAL loss carryforwards of $121.9M, expected to be partially utilized Projected operating loss carryforwards at Taxable REIT Subsidiaries (“TRSs”) of $60.1M, expected to be partially utilized 227% common stock appreciation to Base Case ~$30.00 ~$33.00 ACR has presented this slide for illustrative purposes only. The projected book value and common stock growth is based on available projections and current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR’s control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 32 for further details and assumptions.

Key Definitions Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) (previously labeled Core Earnings) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD excludes income (loss) from all non-core assets comprising of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement the Company calculates the Manager’s incentive compensation using EAD excluding incentive fees payable to the Manager, the Company includes incentive fees payable to the Manager in EAD for reporting purposes. Benchmark Rate: Benchmark Rate (“BR”) refers to the collective one-month LIBOR and one-month Term Secured Overnight Finance Rate (“SOFR”) rates that are used as benchmarks on the originated loans during the associated period. GAAP Book Value: GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage Ratio: Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Weighted Average Cost of Capital: Weighted average cost of capital (“WACC”) calculation excludes the impact of common equity in the denominator. ACRESREIT.COM

Other Disclosures Commercial Real Estate Loans Risk Ratings CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or reunderwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. ACRESREIT.COM Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high-quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis

Key Assumptions Illustrative Earnings Potential – page 28 Net deployable capital is calculated as the total current corporate capital of $635.4 million, less total projected commitments for investments in real estate, excluding potential financing, of $110.7 million and a working capital reserve of $40.0 million for a total of $484.7 million. Real estate depreciation, provision for credit losses, equity compensation expense and certain non-cash amortization expenses are excluded from the calculation of Earnings Available for Distribution. See page 30 for additional information. Projected Book Value Growth – page 29 Operating loss carryforwards comprise qualified REIT subsidiary (“QRS”) net operating loss carryforwards, including projections for the tax years ended December 31, 2021 and 2022, which have an unlimited useful life. Capital loss carryforwards comprise QRS net capital loss carryforwards, including projection for the tax year ended December 31, 2022, which have a useful life of five years. Common stock appreciation is calculated as the increase from the $8.26 price per share of ACR’s common stock to $27.00, which is an estimate of 90% of the projected common stock book value. The “Min. Case” scenario assumes the partial utilization of the operating loss carryforwards. The “Base Case” scenario assumes the full utilization of existent operating loss carryforwards, plus a portion of the capital loss carryforwards. The “Max Case” scenario assumes the full utilization of existent operating loss carryforwards, plus a greater portion of the capital loss carryforwards than the “Base Case” Scenario. ACRESREIT.COM

Company Information ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. Additional information is available at the Company’s website, www.acresreit.com. ACRESREIT.COM Contact Information: Headquarters: Investor Relations: New York Stock Exchange: 390 RXR Plaza ir@acresreit.com Common Stock Symbol: ACR Uniondale, NY 11556 516-862-2385 Pref. Stock Symbols: ACRPrC & ACRPrD